UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 6, 2005
                                                  ___________________________

                  Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Pennsylvania                       000-51214                       68-0593604
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)


1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code  (215) 755-1500
                                                    _________________________


                                 Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

     On December 6, 2005, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the fourth quarter and fiscal year ended September 30, 2005.

     For additional information, reference is made to the Company's press release dated December 6, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

Item 9.01  Financial Statements and Exhibits
           _________________________________

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   The following exhibits are included with this Report:

           Exhibit No.    Description
           ___________    ___________________________________________________

           99.1           Press Release, dated December 6, 2005























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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                          By:     /s/ Thomas A. Vento
                                  _____________________________________________
                                  Name:   Thomas A. Vento
                                  Title:  President and Chief Executive Officer


Date: December 6, 2005

























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